                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoNation, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of January 30, 2002.


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
                                ESL PARTNERS, L.P.

                                By:   RBS Partners, L.P., its general partner
                                By:   ESL Investments, Inc., its general partner

                                      By:              /s/ EDWARD S. LAMPERT
                                            ------------------------------------------------
                                                           Edward S. Lampert
                                                           Chairman


                                ESL LIMITED

                                By:   ESL Investment Management, LLC, its investment manager

                                      By:              /s/ EDWARD S. LAMPERT
                                            ------------------------------------------------
                                                           Edward S. Lampert
                                                           Managing Member


                                ESL INSTITUTIONAL PARTNERS, L.P.

                                By:   RBS Investment Management, LLC, its general partner

                                      By:              /s/ EDWARD S. LAMPERT
                                            ----------------------------------------------------
                                                           Edward S. Lampert
                                                           Managing Member


                                ESL INVESTORS, L.L.C.

                                By:   RBS Partners, L.P., its manager
                                By:   ESL Investments, Inc., its general partner

                                      By:              /s/ EDWARD S. LAMPERT
                                            ----------------------------------------------------
                                                           Edward S. Lampert
                                                           Chairman
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
                                COURTESY PARTNERS, L.P.

                                By:   ESL Investments, Inc., its general partner

                                      By:              /s/ EDWARD S. LAMPERT
                                           ----------------------------------------------------
                                                           Edward S. Lampert
                                                           Chairman

                                CBL PARTNERS, L.P.

                                By:   ESL Investments, Inc., its general partner

                                      By:              /s/ EDWARD S. LAMPERT
                                            ----------------------------------------------------
                                                           Edward S. Lampert
                                                           Chairman



                                /s/ EDWARD S. LAMPERT
                                ------------------------------------
                                Edward S. Lampert


                                /s/ WILLIAM C. CROWLEY
                                ------------------------------------
                                William C. Crowley
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